As filed with the Securities and Exchange                    File No. 33-27247
Commission on March 1, 1996                                  File No. 811-5773

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 11

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 14

                      AETNA INVESTMENT ADVISERS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                    (Address of Principal Executive Offices)
                                 (860) 273-7834
              (Registrant's Telephone Number, including Area Code)

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering - as soon after effectiveness as is practicable.

It is proposed that this filing will become effective (check appropriate space):


_____   immediately upon filing pursuant to paragraph (b) of Rule 485
_____   on ____________________ pursuant to paragraph (b) of Rule 485
_____   60 days after filing pursuant to paragraph  (a)(1) of Rule 485
__X__   on May 1, 1996  pursuant to paragraph (a)(1) of Rule 485
_____   75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____   on ____________________ pursuant to paragraph (a)(2) of Rule 485


Aetna Investment Advisers Fund, Inc. has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Fund filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1995 on February 29, 1996.

                      AETNA INVESTMENT ADVISERS FUND, INC.
                              Cross-Reference Sheet

Form N-1A
Item No.                                    Caption in Prospectus
1.   Cover Page                             Cover Page
2.   Synopsis                                Not Applicable
3.   Condensed Financial Information         Financial Highlights
4.   General Description of Registrant       Investment Objective
                                             Investment Policies and Restrictions
5.   Management of the Fund                  Management of the Fund
5A.  Management's Discussion of Fund        Financial Highlights
        Performance
6.   Capital Stock and Other Securities     General Information
                                  Tax Matters
7.   Purchase of Securities Being Offered   Management of the Fund
                                              Net Asset Value
8.   Redemption or Repurchase               Sale and Redemption of Shares
9.   Pending Legal Proceedings              Not applicable

                                              Caption in Statement of Additional Information
10.  Cover Page                             Cover Page
11.  Table of Contents                        Table of Contents
12.  General Information and History          General Information and History
13.  Investment Objectives and Policies     General Information and History
                                              Investment Objective and Policies of the Fund
                                              Description of Various Securities and Investment
                                                 Techniques
14.  Management of the Fund                   Directors and Officers of the Fund
15.  Control Persons and Principal          Control Persons and Principal Holders of the Fund
        Holders of Securities
16.  Investment Advisory and Other          The Investment Advisory Contract
        Services                              The Administrative Services Agreement
17.  Brokerage Allocation and Other         Brokerage Allocation
        Practices
18.  Capital Stock and Other Securities     Description of Shares
19.  Purchase, Redemption and Pricing       Sale and Redemption of Shares
        of Securities Being Offered         Net Asset Value
20.  Tax Status                               Tax Matters
21.  Underwriters                           Not Applicable
22.  Calculation of Performance Data          Not Applicable
23.  Financial Statements                   Financial Statements


AETNA
                        INVESTMENT ADVISERS FUND, INC.

                            151 Farmington Avenue
                              Hartford, CT 06156
                                1-800-525-4225


                        Prospectus dated: May 1, 1996


The Fund Aetna Investment Advisers Fund, Inc. ("Advisers Fund" or "Fund") is a diversified, open-end management investment company whose shares are currently sold to (i) fund variable annuity contracts and variable life insurance policies issued by Aetna Life Insurance and Annuity Company ("ALIAC" or "Company") and (ii) affiliates and subsidiaries of ALIAC for allocation to their separate accounts in connection with annuity contracts.

Investment Objective The Advisers Fund seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents, based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.


The Prospectus This Prospectus contains information about the Advisers Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (SAI) dated May 1, 1996, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You can request an SAI, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-525-4225.


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of Advisers Fund, Inc. in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Please read this Prospectus and retain for future reference.

TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS                                  3
INVESTMENT OBJECTIVE                                  4
INVESTMENT POLICIES AND RESTRICTIONS                  4
Investment Policies                                   4
Asset Allocation Calculations                         4
Industry Concentration                                4
Asset-Backed Securities                               4
Borrowing                                             4
Options, Futures and Other Derivatives                4
High Risk High-Yield Securities                       5
International Securities                              5
Mortgage-Backed Securities                            5
Repurchase Agreements                                 5
Securities Lending                                    6
Proprietary Software                                  6
MANAGEMENT OF THE FUND                                6
Directors                                             6
Investment Adviser                                    6
Portfolio Management                                  6
Expenses and Fund Administration                      6
GENERAL INFORMATION                                   6
Articles of Incorporation                             6
Capital Stock                                         6
Shareholder Meetings                                  7
Voting Rights                                         7
TAX MATTERS                                           7
The Fund                                              7
Fund Distributions                                    7
Share Redemptions                                     7
SALE AND REDEMPTION OF SHARES                         7
NET ASSET VALUE                                       7
APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS       8

2 Aetna Investment Advisers Fund, Inc.

FINANCIAL HIGHLIGHTS


The selected data presented below under the caption "Financial Highlights" for, and as of the end of, each of the years in the six-year period ended December 31, 1995 are derived from the financial statements of Advisers Fund, Inc., which statements have been audited by , independent auditors. The financial statements as of December 31, 1995, and for each of the years in the two-year period then ended, and the independent auditors' report thereon, are included in the SAI.

                                                               Year Ended December 31,
                                           -----------------------------------------------------------------
                                          1995    1994      1993      1992      1991      1990      1989*
                                           ----  --------  --------  --------  --------  --------  ---------
Net asset value, beginning of year               $12.798   $12.066   $11.841   $10.467   $10.508   $10.000
 Income From Investment Operations
 Net investment income                              .480      .441      .450      .560      .624      .580
 Net realized and unrealized gain (loss)
  on investments                                   (.532)     .741      .297     1.357     (.023)     .148
                                                 -------   -------    -------   -------   -------    -------
  Total from investment operations                 (.052)    1.182      .747     1.917      .601      .728
 Less Distributions
 Dividends from net investment income              (.451)    (.425)    (.506)    (.543)    (.580)    (.216)
 Distributions in excess of net
  investment income                                 --       (.015)     --        --        --        --
 Dividends from net realized gains on
  investments                                      (.069)    (.010)    (.016)     .000     (.062)    (.004)
                                                 -------   -------    -------   -------   -------    -------
Net asset value, end of year                     $12.226   $12.798   $12.066   $11.841   $10.467   $10.508
                                                 =======   =======    =======   =======   =======    =======
Total return**                                      (.35)%    9.90%     6.39%    18.38%     5.72%     5.33%
Net assets, end of year (000's)                  $958,008  $920,448  $730,016  $455,615  $285,775   $147,422
Ratio of total investment expenses to
  average net assets                                 .32%      .31%      .32%      .33%      .40%      .36%
Ratio of net investment income to
  average net assets                                3.83%     3.53%     4.05%     4.94%     6.03%     4.97%
Portfolio turnover rate                           112.05%    24.71%    15.51%     6.60%    11.84%      3.24%

 * Date of Initial Capitalization was April 3, 1989.
** The total return percentage does not reflect the mortality and expense charges, or other expenses, applicable to the separate accounts that invest in the Fund. Inclusion of these expenses would reduce the total return figures.
Per share data calculated using weighted average number of shares outstanding throughout the year.

Additional information about the performance of the Fund is contained in the Fund's Annual Report dated December 31, 1995. The Report is incorporated herein by reference and is available, without charge, by writing to the fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.


                                        Aetna Investment Advisers Fund, Inc. 3

                              INVESTMENT OBJECTIVE

Advisers Fund's investment objective is to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects. Advisers Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities as defined by the Investment Company Act of 1940 ("1940 Act"). There can be no assurance that the Fund will meet its investment objective.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies Advisers Fund's assets will be allocated among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments and repurchase agreements. The Fund may also invest in when-issued or delayed-delivery securities.

The Advisers Fund will not invest more than 25% of its total assets in high risk high-yield securities or "junk bonds" (securities rated BB or below by Standard and Poor's Corporation, Ba or below by Moody's Investors Services, Inc., or other ratings agencies, or, if not rated, considered by the investment adviser to be of comparable quality). The Fund may invest up to 15% of its total assets in illiquid securities (securities which cannot be sold in seven days without taking a materially reduced price). However, the Fund does not intend to invest more than 5% of its total assets in illiquid securities. In addition, the Fund will not invest more than 25% of its total assets in international securities.

Investors should be aware that the investment results of Advisers Fund partly depend upon the Investment Adviser's ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

While the Investment Adviser has substantial experience in managing all asset classes, there can be no assurance that the Investment Adviser will always allocate assets to the best performing sectors. The Fund's performance would suffer if a major proportion of its assets were allocated to stocks in a declining market or, similarly, if a major proportion of its assets were allocated to bonds at a time of adverse interest rate movement.

Asset Allocation Calculations The investment adviser employs current market statistics and economic indicators to forecast returns for each sector of the securities market for Advisers Fund. These calculations provide a framework for assessing the relative attractiveness of stocks, bonds and cash equivalents.

Industry Concentration The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities of companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Also, the Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets and does not include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Asset-Backed Securities The Advisers Fund may purchase securities collateralized by a specified pool of assets, including automobile loans, computer leases, boat loans, home equity loans, mobile home loans, recreational vehicles or credit card receivables. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes; but it has the authority to do so; provided, 300% of the amount borrowed does not exceed the Fund's assets including the borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed Funds. There is no present intention to leverage the Fund.

Options, Futures and Other Derivatives The Fund may write covered call options and purchase covered put options, on securities and indexes. Put options will be acquired only for temporary defensive purposes. The Fund may purchase call options and sell put options to close out positions previously opened by the Fund. At any one time, the Fund may not have outstanding call options on more than 30% of its assets and it may not buy put options if more than 3% of the assets of the Fund would be invested in put options.

The Fund may enter into futures contracts including stock index futures or options on futures contracts only for hedging purposes. The Fund may not enter into a futures contract if the current market prices of instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's assets. No more than 5% of the Fund's total assets may be committed to margin deposits on futures contracts.

4 Aetna Investment Advisers Fund, Inc.

Advisers Fund may occasionally engage in hedging and other strategies using other types of derivatives to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase its investment return. A derivative is a financial instrument the value of which is "derived" from the performance of an underlying asset (such as a security or index of securities). In addition to futures and options, derivatives include such instruments as forward contracts, swaps, structured notes, and collateralized mortgage obligations (CMOs). A forward contract is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current price, with delivery and settlement at a specified future date. A swap is an exchange of one security for another and may be executed to exchange the maturities of a bond portfolio or the quality of the issues in a stock or bond portfolio. Structured notes are privately placed fixed income securities whose coupon and/or final payment depends on the return of a stock market index, portfolio or security. Further information about CMOs is contained in the SAI. Except for the purpose of hedging, the Fund may not invest more than 5% of its assets in derivatives which management deems to involve high risk to the Fund, such as inverse floaters, Interest Only and Principal Only Securities.

Options and futures contracts can be volatile investments and involve certain risks. The Fund may be unable to limit losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of the contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to the Fund. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Further information about the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

High Risk High-Yield Securities The Fund may invest in high risk high-yield securities, often called junk bonds. These securities are rated BB/Ba or below (securities with capacity to meet interest and principal payments but greater vulnerability to default), or, if unrated, considered by the Investment Adviser to be of comparable quality. The Fund will not invest in any debt security rated lower than B. High risk high-yield securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

International Securities The Fund may invest up to 25% of its total assets in international equity and debt securities including depository receipts. Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks may include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays and less publicly available information about foreign issuers.

Advisers Fund can invest in both sponsored and unsponsored depository receipts. Unsponsored depository receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depository receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depository receipts. The Fund will generally acquire American Depository Receipts (ADRs) which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depository receipts will be considered international securities for purposes of the Fund's investment limitation concerning investment in international securities.

Mortgage-Backed Securities The Advisers Fund may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). These securities represent part ownership of a pool of mortgage loans and principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund may also invest in private pass-through securities backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. In addition, the Fund may invest in collateralized mortgage obligations (CMOs) and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are also subject to the same prepayment risk as asset-backed securities.

Repurchase Agreements Under a repurchase agreement, the Advisers Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Assets may be invested in repurchase agreements with domestic banks and broker-dealers. Such agreements, although

                                        Aetna Investment Advisers Fund, Inc. 5
fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Advisers Fund may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Fund to liquidate the collateral may be delayed or limited.

The Fund's Board of Directors has established credit standards for issuers of repurchase agreements entered into by the Fund.

Securities Lending The Fund may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. The Fund will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral. A loan may be terminated at any time by the borrower or lender upon proper notice.

Proprietary Software The investment adviser also uses proprietary computer programs to identify trends in interest rates and economic conditions and to help calculate the optimal asset exposure over specified time periods. Advisers Fund is not, however, solely driven by quantitative techniques and asset allocation decisions will always remain at the discretion of the investment adviser.

Advisers Fund is subject to further investment restrictions described in the SAI.

                            MANAGEMENT OF THE FUND

Directors The business operations of Advisers Fund are managed under the direction of the Board of Directors (Directors). The Directors set broad policies for the Fund. Information about the Directors is found in the SAI.


Investment Adviser ALIAC, the investment adviser for the Fund, is a Connecticut insurance corporation located at 151 Farmington Avenue, Hartford, Connecticut 06156. It is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company (Aetna). ALIAC is registered with the SEC as an investment adviser and manages over $22 billion in assets including those held by Advisers Fund.

Under an investment advisory agreement with the Advisers Fund dated January 1, 1996, ALIAC is responsible for managing the assets of the Fund in accordance with the investment objectives and policies described above. ALIAC determines what securities and other instruments are purchased and sold by the Fund, and is responsible for obtaining and evaluating financial data relevant to the Fund's portfolio. ALIAC receives a management fee from the Fund based on average daily net assets of the Fund at an annual rate of 0.25%.

Portfolio Management John Y. Kim, Chief Investment Officer, ALIAC, has been the Portfolio Manager for Aetna Investment Advisers Fund, Inc. for the past two years. Mr. Kim joined ALIAC in May, 1994 and has over 10 years of investment management experience with ALIAC, Mitchell Hutchins Institutional Investors, Inc., and an affiliate of ALIAC.

Expenses and Fund Administration Under an Administrative Services Agreement with the Fund, ALIAC provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ALIAC also assumes all ordinary recurring direct costs of the Fund. For the services provided under the Administrative Services Agreement, ALIAC will receive an annual fee, payable monthly at a rate of 0.10% of the average daily net assets of the Fund.


Other than expenses specifically assumed by ALIAC, the Fund pays all the costs of its operations and reimburses ALIAC for an allocable share of ALIAC's costs in providing services and facilities to the Fund.

                             GENERAL INFORMATION

Articles of Incorporation The Fund is a corporation incorporated under the laws of Maryland on December 14, 1988.

Capital Stock The Articles of Incorporation (Articles) allow the Board of Directors (Directors) to issue two billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


As of March 31, 1996, there were            shares of the Fund outstanding,
all of which were owned by ALIAC and held in its separate accounts to fund ALIAC's obligations under its variable annuity contracts and variable life insurance policies.


6 Aetna Investment Advisers Fund, Inc.

Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such time as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communications concerning that shareholder meeting.

Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Participants who select the Fund for investment through their variable annuity contract or variable life insurance policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law.

                                 TAX MATTERS

The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the SAI. The term "shareholders," as used below, refers to insurance company separate accounts who hold shares in connection with variable annuity or variable life insurance contracts. Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information concerning federal income tax consequences.

The Fund The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the SAI.

Fund Distributions Distributions by the Fund are taxable, if at all, to the insurance company separate accounts, and not to variable annuity or variable life insurance contract holders.

In general, shareholders include distributions in their taxable income in the year in which they are received (whether paid in cash or reinvested). However, distributions declared in December and paid in January are taxable as if paid on December 31 of the year of declaration. A statement will be sent to shareholders indicating the tax status of all distributions made during the previous year.

Share Redemptions Any gain or loss recognized upon a taxable disposition of a shareholder's shares will be treated as a taxable long-term capital gain or loss (depending on whether the shareholder has held the shares more than 12 months). Any loss realized upon a taxable disposition of a Fund's shares may be subject to limitations that are described more fully in the SAI.

                        SALE AND REDEMPTION OF SHARES

Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. No sales charge or redemption charge is made.

                               NET ASSET VALUE

The net asset value per share (NAV) of the Fund is determined as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash or other assets less all liabilities (including accrued expenses), by the number of shares outstanding.

Portfolio securities are valued at their market price, at the mean of the last bid and asked price, or amortized to maturity. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, in good faith by, or under the authority of, the Directors. The Directors may authorize the use of independent pricing services, where appropriate.

                                        Aetna Investment Advisers Fund, Inc. 7

                                    APPENDIX
                    DESCRIPTION OF CORPORATE BOND RATINGS
                       Moody's Investors Service, Inc.

"Aaa" Rating
Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating
Bonds which are rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating
Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

                        Standard & Poor's Corporation

"AAA" Rating
Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating
Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating
Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating
Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB" Rating
Bonds which are rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

"B" Rating
Bonds which are rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

8 Aetna Investment Advisers Fund, Inc.

             Statement of Additional Information dated: May 1, 1996


                               AETNA INVESTMENT
                             ADVISERS FUND, INC.

                            151 Farmington Avenue
                         Hartford, Connecticut 06156


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Investment Advisers Fund, Inc., dated May 1, 1996.


A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing:

                     Aetna Investment Advisers Fund, Inc.
                            151 Farmington Avenue
                         Hartford, Connecticut 06156
                                1-800-525-4225

                    Read the prospectus before you invest.

                              TABLE OF CONTENTS

General Information and History                                     2
Investment Objective and Policies of the Fund                       2
Description of Various Securities and Investment Techniques         4
Directors and Officers of the Fund                                 14
Control Persons and Principal Holders of the Fund                  17
The Investment Advisory Contract                                   17
Administrative Services Agreement                                  19
Brokerage Allocation                                               19
Description of Shares                                              20
Tax Matters                                                        20
Voting Rights                                                      24
Sale and Redemption of Shares                                      25
Net Asset Value                                                    25
Custodian                                                          25
Independent Auditors                                               26
Financial Statements                                              S-1

                        GENERAL INFORMATION AND HISTORY

Aetna Investment Advisers Fund, Inc. ("Advisers Fund" or "Fund") is an open-end, diversified management investment company which sells its shares to
(i) Aetna Life Insurance and Annuity Company ("Company") for allocation to certain of its separate accounts, each of which has been established for the purpose of funding either variable annuity contracts or variable life insurance contracts issued by the Company, and (ii) affiliates and subsidiaries of the Company for allocation to their separate accounts in connection with the purchase of annuity contracts.

                INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The Fund's investment objective is to produce the maximum investment return consistent with reasonable safety of principal. The Fund's investment objective and policies, as well as restrictions, are described in the prospectus under the caption "Investment Policies and Restrictions." In seeking to achieve its investment objective the Fund may employ some of the techniques described below.

Advisers Fund will operate under the following restrictions, which together with its investment objective, are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or
(ii) more than 50% of the outstanding voting securities of the Fund.

In seeking to accomplish its investment objective, the Fund will not:

 (1) issue any senior security, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities, (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

 (2) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

 (3) concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

 (4) make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

 (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;

 (6) borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the

2 Aetna Investment Advisers Fund, Inc.

     Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

The Fund has also adopted certain other investment restrictions which may be changed by the Fund's Directors and without shareholder vote. Under such restrictions, the Fund will not:

 (1) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

 (2) invest in companies for the purpose of exercising control or management;

 (3) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%;

 (4) invest more than 25% of the total value of its assets in fixed income securities, including convertible securities, rated below BBB or Baa by S&P or Moody's or other comparable nationally recognized statistical rating organizations (sometimes referred to as high risk high-yield securities, or "junk bonds") or, if not rated, considered by the Investment Adviser to be of comparable quality;

 (5) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund; or

 (6) purchase the securities of any other investment company, except as permitted under the 1940 Act.

Where the Fund's investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

                                        Aetna Investment Advisers Fund, Inc. 3

          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of the prospectus entitled "Investment Policies and Restrictions."

Futures Contracts
Advisers Fund may enter into interest rate or stock index futures contracts ("futures" or "futures contracts") or options thereon as a hedge against changes in prevailing levels of interest rates or equities prices and in anticipation of future purchases or sales of securities. The Fund's investment techniques may include sales of futures as an offset against the effect of expected increases in interest rates or declines in equities prices. The Advisers Fund will enter into futures contracts or options thereon for hedging purposes only and will only enter into futures contracts or options thereon which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC").

Although techniques other than sales and purchases of futures contracts could be used to reduce the exposure of the Fund to market fluctuations, it may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts. The Fund will not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's total assets, (taken at market value at the time of entering into the contract), or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract), would be committed to margin deposits on such futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument(s) (debt security) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration and margin deposits must be maintained. Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that Advisers Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

Persons who engage in futures contracts transactions may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment in securities, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or equities prices.

"Margin" is the amount of funds that must be deposited by the Advisers Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the

4 Aetna Investment Advisers Fund, Inc.

value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, the Advisers Fund will mark to market the current value of its open futures contracts. The Advisers Fund expects to earn interest income on its initial margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, the Fund deposits in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

Restrictions on the Use of Futures and Option Contracts
CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions.

The Fund's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Covered Call and Put Options on Securities
The Fund may write (sell) covered call options ("call options") and purchase covered put options ("put options") on securities and indexes, and purchase call and sell put options to close out positions previously opened by the Fund, provided, however, that it will not have call options outstanding at any one time on more than 30% of its total assets nor will it buy put options if more than 3% of the assets of the Fund immediately following such purchase would consist of put options. The purpose of writing call options and purchasing put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the net asset value per share of the Fund.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was settled, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, the exercise of the call option, or by entering into an offsetting transaction. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Advisers Fund will only write a call option on a security which it already owns and will not write call options on when-issued securities. The Fund may purchase a put option on a security that it already owns and on stock indexes.

The Fund will write call options and purchase put options in standard contracts listed on national securities exchanges, or write call options with and purchase put options directly from investment dealers meeting

                                        Aetna Investment Advisers Fund, Inc. 5
the creditworthiness criteria of the Company. When writing a call option, the Fund, in return for the premium, gives up the opportunity to profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Company believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of the Fund's custodian.

The premium the Fund will receive from writing a call option, or the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling of an identical option in a closing transaction, or exercising the option.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established open positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying

6 Aetna Investment Advisers Fund, Inc.

security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Additional Risk Factors
In addition to any risk factors which may be described above, the following sets forth certain information regarding the potential risks associated with the Fund's futures and options transactions.

Risk of Imperfect Correlation--The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

The Fund will purchase or sell futures contracts or options only if, in the Company's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Company's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures con-

                                        Aetna Investment Advisers Fund, Inc. 7
tracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established.
While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Company's investment judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Directors. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by the Fund. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of the Fund. The Fund does not intend to use reverse repurchase agreements.

8 Aetna Investment Advisers Fund, Inc.

Securities Lending

The Fund may lend up to one-third of its total assets, although it is anticipated that less than 10% of such assets will be on loan at any one time. In the Company's opinion, lending portfolio securities to qualified broker-dealers affords the Fund a means of increasing the yield on its portfolio. All such loans will be fully collateralized with either cash or direct obligations of the U.S. Government or agencies thereof, and the Fund will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. The Fund will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of securities, whenever a material event affecting the borrowed securities is to be voted on, the Fund may terminate the loan to vote such proxy.

The primary risk the Fund assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor as to such shortage and might not be able to recover all or any part of it. A loan may be terminated at any time by the borrower or lender upon proper notice.

Foreign Securities

The Fund may invest up to 25% of its total assets in foreign equity and debt securities. Investments in foreign securities offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Depository receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depository receipts include: (1) American Depository Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (2) European Depository Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. Typically, these securities are traded on the Luxembourg exchange in Europe; and (3) Global Depository Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. All depository receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.

Investments in securities of foreign issuers may involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include the following:

Currency Risk--The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk--The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation and limitation upon the removal of funds or other assets could adversely affect the value of the Fund's investments.

Regulatory Risk--Foreign companies are not registered with the Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available regarding domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial standards, practices and requirements comparable to those applicable to U.S. com-

                                        Aetna Investment Advisers Fund, Inc. 9
panies. Income from foreign securities owned by the Fund may be subject to withholding taxes imposed at the source which would reduce dividend income payable to the Fund's shareholders.

Market Risk--The securities markets in many of the countries in which the Fund may invest have substantially less trading volume than the major U.S. markets. Consequently, the securities of some foreign issuers may be less liquid and experience more price volatility than comparable domestic securities. Indeed, custodian costs, as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign commission rates in foreign jurisdictions are likely to be higher than in the United States.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its total assets in illiquid securities. For this purpose, "illiquid securities" are those which cannot be sold in seven days in the ordinary course of business without taking a materially reduced price. Because of the absence of a trading market for these investments, the Fund may take longer to liquidate the position and may realize less than the amount originally paid by the Fund. The Fund may purchase securities, which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Company, under the supervision of the Board of Directors of the Fund, will consider whether securities purchased under Rule 144A and other restricted securities are illiquid and thus subject to the Fund's restriction of investing no more than 15% of the Fund's total assets in illiquid securities. In making this determination, the Company will consider the trading markets for the specific security taking into account the unregistered nature of the Rule 144A security. In addition, the Company considers, among other things, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades. The liquidity of Rule 144A securities will also be monitored by the Company and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. At the present time, it is not possible to predict with certainty how the market for Rule 144A securities will develop.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States, with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security-holders like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest.

This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower

10 Aetna Investment Advisers Fund, Inc.

rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the Prospectus, the Advisers Fund may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit, subordination or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. However, faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

                                       Aetna Investment Advisers Fund, Inc. 11

High Risk High-Yield Securities

The Fund may invest in high risk high-yield securities ("junk bonds") which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") or, if unrated, considered to be of comparable quality by the investment adviser. These securities include:

 (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;
 (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
 (c) any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, the Company seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Company believes that future developments will enhance the creditworthiness and the ratings of the issuer. The Fund will not invest in any debt security rated lower than B.

The yields earned on high risk high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. These securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

 (1) Sensitivity to Interest Rate and Economic Changes. High risk high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of these securities tend not to rise as much as the prices of these other bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high risk high-yield securities (junk bonds) to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high risk High-Yield Security (junk bond) owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset value. Furthermore, in the case of high risk high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

 (2) Payment Expectations. High risk high-yield securities (junk bonds), present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

12 Aetna Investment Advisers Fund, Inc.

(3) Liquidity and Valuation Risks. High risk high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities tend to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the values and liquidity of high risk high-yield securities (junk bonds) more than other securities, especially in a thinly-traded market.

 (4) Limitations of Credit Ratings. The credit ratings assigned to high risk high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Company primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on the Company's own credit analysis than might be the case for a fund which does not invest in high risk high-yield securities (junk bonds).

 (5) Congressional Proposals. New laws and proposed new laws may have a negative impact on the market for high risk high-yield securities (junk bonds). As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in such securities and other proposals are designed to limit the use of, or tax and other advantages of, these securities. Any such proposals, if enacted, could have a negative effect on the Fund's net asset value.

Zero Coupon and Pay-in-Kind Securities

Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities may apply to zero coupon and pay-in-kind securities. These securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

When-Issued or Delayed-Delivery Securities

During any period that the Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Fund's liquidity and ability to manage its portfolio. When the Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

                                       Aetna Investment Advisers Fund, Inc. 13

The Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Convertible securities also contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

Warrants allow the holder to purchase new shares in the issuing company at a predetermined price within either a specified length of time or perpetually. Warrants may be sold individually or attached to preferred stock or bonds. If the warrant is not exercised, the Fund would lose the amount paid for the warrant.

The purchaser of a warrant expects that the market price of a security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Borrowing

The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund may also borrow up to one-third of the value of its total assets from banks (including its custodian bank) to increase its holdings of portfolio securities. Leveraging by means of borrowing may affect the Fund's net asset value by exaggerating any increase or decrease in the value of portfolio securities, and money borrowed is subject to interest and other costs which may or may not exceed the income derived from the securities purchased with borrowed funds. There is no present intention to leverage the Fund.

Portfolio Turnover


Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. The Fund does not intend to make a general practice of short-term trading, although it may occasionally realize short-term gains or losses. Purchases and sales will be made whenever such action is deemed prudent and consistent with investment objectives. It is anticipated that under normal market conditions the average annual portfolio turnover rate will not exceed 125%. A high turnover rate involves greater expenses and may involve greater risk to the Fund. The portfolio turnover rates for 1994 and 1995 were 112%
and    % respectively.


                      DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*), and hold similar positions with other investment companies in the same fund complex managed by the Investment Adviser.

14 Aetna Investment Advisers Fund, Inc.

                                               Principal Occupation During Past Five Years
                           Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age      with Registrant     Principal Underwriters of the Registrant)**

Shaun P. Mathews*          Director and        Chief Executive, Aetna Investment Services, Inc.,
151 Farmington Avenue      President           October 1995 to Present; President, Aetna Investment
Hartford, Connecticut                          Services, Inc., March 1994 to Present; Director and
Age 40                                         Chief Operations Officer, Aetna Investment Services,
                                               Inc., July 1993 to Present; Director and Senior Vice
                                               President, Aetna Insurance Company of America,
                                               February 1993 to Present; Senior Vice President and
                                               Director of ALIAC, March 1991 to Present; Vice
                                               President of Aetna Life Insurance Company, 1991 to
                                               Present.

James C. Hamilton          Vice President      Chief Financial Officer, Aetna Investment Services,
151 Farmington Avenue      and Treasurer       Inc., July 1993 to Present; Director, Vice President
Hartford, Connecticut                          and Treasurer, Aetna Insurance Company of America,
Age 55                                         February 1993 to Present; Director, Aetna Private
                                               Capital, Inc., November 1990 to Present; Vice
                                               President and Treasurer of ALIAC, October 1988 to
                                               Present; Vice President and Actuary, Aetna Life
                                               Insurance Company, 1988 to Present.

John Y. Kim*               Director and        President, Chief Executive Officer, and Chief
151 Farmington Avenue      Vice President      Investment Officer, Aeltus Investment Management,
Hartford, Connecticut                          Inc., December 1995 to Present; Senior Vice
Age 35                                         President and Director, ALIAC Investments and Chief
                                               Investment Officer, Aetna Life and Casualty Company,
                                               May 1994 to Present; Managing Director, Mitchell
                                               Hutchins Institutional Investors, New York, NY,
                                               September 1993 to April 1994; Vice President of
                                               Investor Relations and Senior Portfolio Manager,
                                               Aetna Life and Casualty Company, October 1991 to
                                               August 1993.

Susan E. Bryant            Secretary           Counsel, Aetna Life and Casualty Company, March 1993
151 Farmington Avenue                          to Present; General Counsel and Corporate Secretary,
Hartford, Connecticut                          First Investors Corporation, April 1991 to March
Age 48                                         1993; Administrator, Oklahoma Department of
                                               Securities, March 1986 to April 1991.

Morton Ehrlich             Director            Chairman and Chief Executive Officer, Integrated
1000 Venetian Way                              Management Corp. (an entrepreneurial company) and
Miami, Florida                                 Universal Research Technologies, 1992 to Present;
Age 61                                         Director and Chairman, Audit Committee, National
                                               Bureau of Economic Research, 1985 to 1992;
                                               President, LIFECO, Travel Services Corp., October
                                               1988 to December 1991.

                                       Aetna Investment Advisers Fund, Inc. 15

Maria T. Fighetti          Director            Manager/Attorney, Health Services, New York City
325 Piermont Road                              Department of Mental Health, Mental Retardation and
Closter, New Jersey                            Alcohol Services, 1973 to Present.
Age 52

David L. Grove             Director            Private Investor; Economic/Financial Consultant,
5 The Knoll                                    December 1985 to Present.
Armonk, New York
Age 78

Daniel P. Kearney*         Director            Executive Vice President of Aetna Life and Casualty
151 Farmington Avenue                          Company, 1993 to Present; Group Executive, Aetna
Hartford, Connecticut                          Life and Casualty Company, 1991 to 1993.
Age 56

Sidney Koch                Director            Financial Adviser, self-employed, January 1993 to
455 East 86th Street                           Present; Senior Adviser, Daiwa Securities America,
New York, New York                             Inc., January 1992 to January 1993; Executive Vice
Age 61                                         President, Member of Executive Committee, Daiwa
                                               Securities America, Inc., January 1986 to January
                                               1992.

Corine T. Norgaard         Director, Chair     Professor, Accounting and Dean of the School of
School of Management       Audit Committee     Management, Binghamton University, (Binghamton, NY),
Binghamton University      and Contract        August 1993 to Present; Professor, Accounting,
Binghamton, New York       Committee           University of Connecticut (Storrs, Connecticut),
Age 58                                         September 1969 to June 1993; Director, The Advest
                                               Group (holding company for brokerage firm).

Richard G. Scheide         Director            Trust and Private Banking Consultant, David Ross
11 Lily Street                                 Palmer Consultants, July 1991 to Present; Executive
Nantucket, Massachusetts                       Vice President and Manager, Bank of New England,
Age 66                                         N.A., June 1976 to July 1991.

Members of the Board of Directors who are also directors, officers or employees of Aetna Life and Casualty Company or its affiliates are not entitled to any fee. Members of the Board of Directors who are not affiliated as employees of Aetna or its subsidiaries receive an annual retainer of $2,000 for service on the Board, and a fee of $400 per Fund for each meeting of such Board (equal to an aggregate annual fee of $8,000). They may also receive an annual fee of $400 or $500 for service on the Audit and Contract Committees, respectively.

16 Aetna Investment Advisers Fund, Inc.

As of December 31, 1995, the unaffiliated members of the Board of Directors were compensated as follows:



                                                    Total Compensation from Registrant and
Name of Person,            Aggregate Compensation   Fund Complex* Paid to
Position                   from Registrant          Directors
-------------------------   ----------------------- --------------------------------------
Corine Norgaard                   $                               $
Director and Chairman,
Audit and Contract
Committees
-------------------------   ----------------------- --------------------------------------
Sidney Koch                       $                               $
Director and Member,
Audit and Contract
Committees
-------------------------   ----------------------- --------------------------------------
Maria T. Fighetti                 $                               $
Director and Member,
Audit and Contract
Committees
-------------------------   ----------------------- --------------------------------------
Morton Ehrlich                    $                               $
Director and Member,
Audit and Contract
Committees
-------------------------   ----------------------- --------------------------------------
Richard G. Scheide                $                               $
Director and Member,
Audit and Contract
Committees
-------------------------   ----------------------- --------------------------------------
David L. Grove                    $       **                      $       **

Director and Member,
Audit and Contract
Committees

 * Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B), and Aetna Generation Portfolios, Inc.
** Mr. Grove elected to defer all such compensation.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND


Shares of the Advisers Fund will be owned by the Company and its affiliates and allocated to variable annuity and variable life insurance separate accounts to fund obligations under variable annuity contracts and life insurance contracts. Contract holders in these separate accounts are provided the right to direct the voting of the Fund shares at shareholder meetings. The Company and its affiliates vote the shares they own in these separate accounts in accordance with contract holders' directions. Undirected shares of the Fund will be voted for each Account in the same proportion as directed shares. The Company is a wholly owned subsidiary of Aetna Retirement Services, Inc., which in turn is a wholly owned subsidiary of Aetna Life and Casualty Company located at 151 Farmington Avenue, Hartford, Connecticut 06156.


                       THE INVESTMENT ADVISORY CONTRACT


The Fund has entered into an Investment Advisory Agreement (the "Management Agreement") with the Company, dated as of January 1, 1996. A prior investment advisory agreement, with substantially identical


                                       Aetna Investment Advisers Fund, Inc. 17
terms, was previously in effect. Under the Management Agreement and subject to the direction of the Board of Directors of the Fund, the Company has responsibility for supervising all aspects of the operations of the Fund. For its services under the Management Agreement, the Company receives an annual investment advisory fee of 0.25% of the average daily net assets of the Fund. See "Management of the Fund" in the Prospectus.

The Management Agreement provides that the Company shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors of the Fund who are employees of the Company or an affiliated entity and any salaries and employment benefits of officers of the Fund who are affiliated persons of the Company for acting as officers of the Fund. The Management Agreement also provides that the Fund will pay (i) investment advisory fees; (ii) broker's commissions and certain other transaction fees including the portion of such fees, if any, which is attributable to brokerage research services; (iii) fees and expenses of the Fund's independent auditors and outside legal counsel; (iv) expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by the distributor; (v) interest and taxes; (vi) fees and expenses of those of the Fund's Directors who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Company; (vii) shareholder's meeting expenses; (viii) Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses; (ix) fees of dividend, accounting and pricing agents appointed by the Fund; (x) fees payable to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or the District of Columbia; (xi) fees and assessments of the Investment Company Institute or any successor organization other association memberships approved by the Board of Directors; (xii) such nonrecurring or extraordinary expenses as may arise; (xiii) all other ordinary business expenses incurred in the operations of the Fund, unless specifically allocable otherwise by the Management Agreement; (xiv) costs attributable to investor services, administering shareholder accounts and handling shareholder relations; (xv) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption; and (xvi) insurance premiums on property and personnel (including officers and Directors) of the Fund which inure to its benefit.

The Management Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sales (unless a waiver is obtained), the Company shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year.

The Management Agreement provides that it will continue in effect from year to year provided it is specifically approved at least annually by the Board of Directors of the Fund and by a majority of the non-interested Directors by votes cast at a meeting called for such purpose. The Management Agreement provides that it may be terminated at any time by vote of the Fund's Directors or by vote of a majority of the Fund's outstanding voting securities or the Company, on sixty (60) days' written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.


Pursuant to the terms of the previous management agreement, the Company received an annual investment advisory fee of 0.25% of the average daily net assets of the Fund. For the years 1993, 1994 and 1995 the Fund paid the Company an investment advisory fee of $2,062,962, $2,369,486 and $ respectively.


The service mark of Aetna Investment Advisers Fund, Inc. and the name "Aetna" have been adopted by the Advisers Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Company or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Fund.

18 Aetna Investment Advisers Fund, Inc.

                       ADMINISTRATIVE SERVICES AGREEMENT


The Fund has entered into an Administrative Services Agreement with the Company effective May 1, 1996 under which the Company has agreed to provide all administrative services in support of the Fund. In addition, the Company has agreed to assume all ordinary recurring direct costs of the Fund that it would be required to pay under the terms of the Investment Advisory Agreement. As a result, the Company will be covering all costs of the Fund other than the investment advisory fee and brokerage costs and other transaction costs in connection with the purchase and sale of securities for its portfolio. For the services provided under the Administrative Services Agreement, the Company will receive an annual fee, payable monthly at a rate of 0.10% of the average daily net assets of the Fund. Prior to May 1, 1996, the Company had an Administrative Services Agreement that provided for the reimbursement of a proportionate share of the Company's overhead in administering the Fund. The Fund was obligated to pay its own direct costs. The total of the direct costs and administrative costs for the years ended December 31, 1993, 1994 and 1995
were $269,233, $330,184 and $         , respectively.

The Administrative Services Agreement was approved by the Board of Directors on February 28, 1996 and will remain in effect until January 1, 1997. It will then remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice.


                             BROKERAGE ALLOCATION

Subject to the direction of the Fund's Board of Directors, the Company has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund and for negotiating any brokerage commissions thereon. It is the policy of the Company to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing its trading policy, the Company may place the Fund's portfolio transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Company, will lead to the best overall quality of execution for the Fund.

The Company currently receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades in the Fund's securities and advice as to the valuation of securities. The Company considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities.

Consistent with federal legislation, the Company may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. The Company's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Company's opinion as to which services and which means of payment are in the long-term best interests of the Fund. The Fund has no present intention to effect any brokerage transactions in portfolio securities with the Company or any affiliate of the Advisers Fund or the Company.

Certain executive officers of the Company also have supervisory responsibility with respect to the securities portfolio of the Company's own general account. Further, the Company also acts as investment adviser to other investment companies registered under the 1940 Act. In placing orders for the purchase and sale of securities for the Fund, the Company will normally use its own facilities and there will not be allocations of such orders between the Fund and the Company's general account. However, to the extent

                                       Aetna Investment Advisers Fund, Inc. 19
the Company has other clients, the Fund and another advisory client of the Company may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other portfolios, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment by the Fund and the other portfolios, and the size of their respective investment commitments. Trades may be executed between Funds and such trades are executed at "current market price" in compliance with SEC Rule 17a-7.


For 1993, 1994, and 1995 the Fund paid brokerage commissions of $736,136,
$2,051,044 and $          respectively.

For the fiscal year ended December 31, 1995, portfolio transactions in the amount of $_______ were directed to certain brokers because of research services, of which commissions in the amount of $_______ were paid with respect to such transactions. No brokerage business was placed with any brokers affiliated with ALIAC during the last three fiscal years.


                            DESCRIPTION OF SHARES

Aetna Investment Advisers Fund, Inc. was established under the laws of Maryland through Articles of Incorporation ("Articles") dated December 14, 1988.

The Articles permit the Directors to issue two billion transferable full and fractional shares of common stock with a par value of $.001 per share.

Upon liquidation of the Fund, its shareholder (the Company) is entitled to share pro rata in the net assets of the Advisers Fund available for distribution to shareholders. Fund shares are fully paid and nonassessable.

                                 TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such variable annuity contracts or variable life insurance policies.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions)

20 Aetna Investment Advisers Fund, Inc.

from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

Finally, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other regulated investment companies.

                                       Aetna Investment Advisers Fund, Inc. 21

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to ALIAC as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the 70% dividends-received deduction for corporate shareholders to the extent discussed below.

The Fund may either retain or distribute to ALIAC its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to ALIAC as long-term capital gain, regardless of the length of time ALIAC has held its shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of "small business" stock will be subject to tax. All distributions paid to ALIAC, whether characterized as ordinary income or capital gain, are not taxable to variable annuity or variable life insurance contract holders.

If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations

22 Aetna Investment Advisers Fund, Inc.

for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to ALIAC will be reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such

                                       Aetna Investment Advisers Fund, Inc. 23
dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares

ALIAC will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Although gain or loss realized on shares redeemed through the direction of variable annuity or variable life insurance contract holders is taxable to ALIAC, such variable annuity or variable life insurance contract holders will not be subject to tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                                VOTING RIGHTS

The shareholder is entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholder. Contract holders in Annuity Accounts B and C and Life Account B, to the extent their contracts are funded through the Fund, will have the right to direct the voting of the Fund shares in the manner described above in "Control Persons and Principal Holders of the Fund". A meeting of the shareholders was held on April 13, 1994, at which Directors were elected and the Management Agreement submitted for approval.

After the initial meeting, no further meeting of the shareholder for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholder, at which time the Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meetings shall be filled in an otherwise legal manner if immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholder.

Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of the Fund. Any request must state the purposes of the proposed meeting.

Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority vote of Directors where any Director becomes mentally or physically incapacitated;
(3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Any Director may also voluntarily

24 Aetna Investment Advisers Fund, Inc.

resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.

Shares have no preemptive or conversion rights.

                        SALE AND REDEMPTION OF SHARES

Shares of the Advisers Fund are sold and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by the Company. No sales charge or redemption charge is made.

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made to the Company by the Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by the Company acting as the transfer agent for the Fund. The right to redeem shares of the Fund may be suspended or payment therefor postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of portfolio securities owned by it is not reasonably practicable; or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits, for the protection of shareholders of the Fund.

                               NET ASSET VALUE

Equity securities of the Fund which are traded on a registered securities exchange are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter (including long-term debt securities) are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Generally, short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities traded on a national securities exchange are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Call options written by the Fund and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. The Directors may authorize the use of independent pricing services, where appropriate.

                                  CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA, 15258 serves as custodian for assets of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                       Aetna Investment Advisers Fund, Inc. 25

                              INDEPENDENT AUDITORS


, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Fund. provides audit services, assistance and consultation in connection with SEC filings.


26 Aetna Investment Advisers Fund, Inc.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

   (a)  Financial Statements:
        (1) Included in Part A:
                     Financial Highlights
        (2) Included in Part B:
                     Statements of Assets and Liabilities as of December 31, 1995 Statements of Operations for the year ended December 31, 1995 Statements of Changes in Net Assets for the years ended December 31, 1995 and 1994 Notes to Financial Statements Portfolios of Investments Independent Auditors' Report

   (b)  Exhibits:
        (1)          Articles of Incorporation1
        (2)          Amended Bylaws (adopted by Board of Directors
                       September 14, 1994) 2
        (3)          Not Applicable
        (4)          Not Applicable
        (5)          Investment Advisory Agreement3
        (6)          Not Applicable
        (7)          Not Applicable
        (8)          Custodian Agreements and Depository Contracts4
        (9)          Administrative Services Agreement *
        (10.1)       Opinion of Counsel5
        (10.2)       Consent of Counsel *
        (11)         Consent of Independent Auditors *
        (12)         Not Applicable
        (13)         Not Applicable
        (14)         Not Applicable
        (15)         Not Applicable
        (16)         Not Applicable
        (17)         Financial Data Schedule *
        (18)         Powers of Attorney 2

*        To be filed in a subsequent Post-Effective Amendment.

1 Incorporated herein by reference to the Registration Statement on Form N-1A, File No. 33-27247, as filed with the Securities and Exchange Commission on March 10, 1989.

2 Incorporated herein by reference to the Registration Statement on Form N-1A, File No. 27247, as filed with the Securities and Exchange Commission on April 24, 1995.

3 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, File No. 33-27247, as filed with the Securities and Exchange Commission on April 26, 1994.

4 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, File No. 33-27247, as filed with the Securities and Exchange Commission on May 12, 1989.

5 Incorporated herein by reference to Registrant's 24f-2 Notice for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission on February 29, 1996.


Item 25. Persons Controlled by or Under Common Control

              Registrant is a Maryland corporation for which separate financial statements are filed. On January 31, 1996, Aetna Life Insurance and Annuity Company ("Company") owned 100% of the Registrant's outstanding shares. Aetna Life and Casualty Company ("Aetna") indirectly owned 100% of the Company's outstanding shares of common stock on January 31, 1996.

              A diagram of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to
              Item 26 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-75982, as filed electronically with the Securities and Exchange Commission on February 20, 1996.

Item 26. Number of Holders of Securities

              (1) Title of Class            (2) Number of Record Holders
                  --------------                ------------------------

              Shares of Common Stock    (to be updated by amendment)
              $1.00 par value           (Each record holder is a separate
                                                     account of the Company.)

Item 27. Indemnification

              Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit 24(b)(1) to the Registrant's Registration Statement on Form N-1A filed March 10, 1989 (File No. 33-27247), provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires on October 1, 1996.

              Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and
              (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.


Item 28.      Business and Other Connections of Investment Adviser

              The Investment Adviser is an insurance company that issues variable and fixed annuities, variable and universal life insurance policies and acts as depositor for separate accounts holding assets for variable contracts and policies. The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

 --------------------- ----------------------------------- ----------------------------------------------
 Name                  Positions and Offices               Other Principal Position(s) Held
                       with Investment Adviser             Since Oct. 31, 1993/Addresses*/**
 --------------------- ----------------------------------- ----------------------------------------------
 Daniel P. Kearney     Director, President and Chairman,   Executive Vice President (since December
                       Executive Committee (Principal      1993), and Group Executive, Financial
                       Executive Officer)                  Division (February 1993 - December 1993),
                                                           Aetna Life and Casualty Company; Director,
                                                           Aetna Insurance Company of America
                                                           (since February 1993).

 Christopher J. Burns  Director (1991); Senior Vice        Director, Aetna Financial Services, Inc.
                       President                           (since January 1996); Director (since July
                                                           1993) of Aetna Investment Services, Inc.;
                                                           Director (1992 - April 1995) and Senior
                                                           Vice President, North American Operations
                                                           (1993 - April 1995) of Aetna International, Inc.

 Laura R. Estes        Director and Senior Vice President  Director, Aetna Financial Services, Inc.
                                                           (since January 1996); Director and Senior
                                                           Vice President, Aetna Insurance Company of
                                                           America (since February 1993); Director,
                                                           Aetna Investment Services, Inc. (since July
                                                           1993).

 Timothy A. Holt       Director, Senior Vice President     Senior Vice President, Business Strategy &
                       and Chief Financial Officer (1996)  Finance, Aetna Retirement Services (since
                                                           February 1996);  Vice President, Aetna
                                                           Portfolio Management/Investment Group
                                                           (August 1992 - February 1996).

 Gail P. Johnson       Director and Vice President         Vice President, Service and Retain
                                                           Customers, Aetna Retirement Services (since
                                                           February 1996); Vice President, Defined
                                                           Benefit Services (September 1994 - February
                                                           1996); Vice President, Plan Services,
                                                           Pensions and Financial Services (December
                                                           1992 - September 1994).

 John Y. Kim           Director and Senior Vice President  President, Aeltus Investment Management,
                                                           Inc. (since December 1995); Chief Investment
                                                           Officer, Aetna Life and Casualty Company
                                                           (since May 1994); Managing Director,
                                                           Mitchell Hutchins Institutional Investors,
                                                           New York, NY (September 1993 - April 1994).

 Shaun P. Mathews      Director and Vice President         Senior Vice President, Strategic Markets and
                                                           Products (February 1993 - January 1996), of
                                                           Aetna Life Insurance and Annuity Company;
                                                           Director and Senior Vice President, Aetna
                                                           Insurance Company of America (since February
                                                           1993); Vice President of Aetna Life
                                                           Insurance Company (since 1991).

 Glen Salow            Director and Vice President         Vice President, Information Technology,
                                                           Investments and Financial Services (February
                                                           1995 - February 1996); Vice President,
                                                           Investment Systems, AIT (1992 - 1995).

 Creed R. Terry        Director and Vice President         Vice President, Select and Manage Markets,
                                                           Aetna Retirement Services (since February
                                                           1996); ALIAC Market Strategist (August 1995
                                                           - February 1996); President, Chemical
                                                           Technology Corporation (a subsidiary of
                                                           Chemical Bank) (1991 - 1995).

 Zoe Baird             Senior Vice President and General   Senior Vice President and General Counsel of
                       Counsel                             Aetna Life and Casualty Company (since April
                                                           1992).

 Susan E. Schechter    Counsel and Corporate Secretary     Counsel, Aetna Life and Casualty Company
                                                           (since November 1993).

 Eugene M. Trovato     Vice President and Treasurer,       Vice President and Controller, (February
                       Corporate Controller                1995 - Present), Assistant Vice President,
                                                           Planning, Reporting, and Analysis
                                                           (October 1992 - February 1995), Aetna
                                                           Life Insurance and  Annuity Company.

 Diane B. Horn         Vice President and Chief            Senior Compliance Officer (August 1993 -
                       Compliance Officer                  February 1996), Aetna Life Insurance and
                                                           Annuity Company and Aetna Life Insurance
                                                           Company.

     * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
     ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant which are not deemed to be principal positions.

Item 29. Principal Underwriters

         Not Applicable.

Item 30. Location of Accounts and Records

         As required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, the Registrant and its investment adviser, the Company, maintain physical possession of each account, book or other documents, including shareholder records, as required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder at 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 31. Management Services

         Not applicable.


Item 32. Undertakings

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Investment Advisers Fund, Inc. (Registrant) has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 1st day of March, 1996.

                                          AETNA INVESTMENT ADVISERS FUND, INC.
                                                     (Registrant)

                                          By /s/ Shaun P. Mathews *
                                                 Shaun P. Mathews
                                                 President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on March 1, 1996 in the capacities indicated.

Signature                         Title

/s/ Shaun P. Mathews*             President and Director
--------------------------
Shaun P. Mathews                  (Principal Executive Officer)

/s/ Morton Ehrlich*               Director
--------------------------
Morton Ehrlich

/s/ Maria T. Fighetti*            Director
--------------------------
Maria T. Fighetti

/s/ David L. Grove*               Director
--------------------------
David L. Grove

/s/ Daniel P. Kearney*            Director
--------------------------
Daniel P. Kearney

/s/ John Y. Kim*                  Director and Vice President
--------------------------
John Y. Kim

/s/ Sidney Koch*                  Director
--------------------------
Sidney Koch

/s/ Corine T. Norgaard*           Director
--------------------------
Corine T. Norgaard

/s/ Richard G. Scheide*           Director
--------------------------
Richard G. Scheide

/s/ James C. Hamilton*            Vice President and Treasurer
--------------------------
James C. Hamilton                 (Principal Financial and Accounting Officer)




By: /s/ Susan E. Bryant
      * Susan E. Bryant
        Attorney-in-Fact

                      AETNA INVESTMENT ADVISERS FUND, INC.
                                  EXHIBIT INDEX

Exhibit No.       Exhibit                                          Page
99-(b)(1)         Articles of Incorporation                          *

99-(b)(2)         Amended Bylaws                                     *

99-(b)(5)         Investment Advisory Agreement                      *

99-(b)(6)         Distribution Agreement                             *

99-(b)(8)         Custodian Agreements and Depository Contracts      *

99-(b)(9)         Administrative Services Agreement                 **

99-(b)(10.1)      Opinion of Counsel                                **

99-(b)(10.2)      Consent of Counsel                                **

99-(b)(11)        Consent of Independent Auditors                   **

99-(b)(18)        Powers of Attorney                                 *

27                Financial Data Schedule                           **

 *  Incorporated by Reference
**  To be filed by subsequent Post-Effective Amendment.